SUPPLEMENT DATED DECEMBER 29, 2011 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR

COLUMBIA INTERMEDIATE MUNICIPAL BOND STRATEGY FUND

(FORMERLY GRAIL McDONNELL INTERMEDIATE MUNICIPAL BOND ETF)

(THE “ETF”)

Effective as of January 1, 2012, this supplement updates the Prospectus dated February 28, 2011, as revised September 30, 2011, and the Statement of Additional Information dated February 28, 2011, as supplemented, (“SAI”) of the ETF, as follows:

On page 6 of the Prospectus, the disclosure under “Portfolio Manager” is replaced in its entirety with the following:

Brian McGreevy and Paul Fuchs are the co-portfolio managers for the ETF. Mr. McGreevy has managed the ETF since 2011 and Mr. Fuchs has managed the ETF since January 2012.

The section entitled “Portfolio Manager” under the section “ETF Management” is hereby deleted and replaced in its entirety with the following:

Portfolio Managers

Brian McGreevy and Paul Fuchs are the co-portfolio managers responsible for day-to-day management of the ETF.

Brian M. McGreevy, Co-Portfolio Manager

•	Managed the ETF since May 2011.
•	Director and Senior Portfolio Manager for the investment manager.
•	Joined the investment manager in May 2010 when it acquired Columbia Management Group. Joined Fleet Investment Advisors, a predecessor firm of Columbia Management Group, in 1994.
•	Began investment career in 1982.
•	BS, University of Massachusetts at Dartmouth; MLA, Harvard University Extension School.

Paul F. Fuchs, CFA, Co-Portfolio Manager

•	Managed the ETF since January 2012.
•	Director and Senior Portfolio Manager for the investment manager.
•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group where he worked as an investment professional since 1999.
•	Began investment career in 1994
•	BS, University of Massachusetts; MBA, Suffolk University.

The ETF’s Statement of Additional Information provides additional information about the portfolio managers, including other accounts they manage, their ownership in the ETF, and their compensation.

On page 45 of the SAI (as supplemented), the disclosure under “Portfolio Managers” is hereby revised to add the following:

Mr. Fuchs, co-portfolio manager of the Columbia Intermediate Municipal Bond Strategy Fund, has responsibility for the day-to-day management of accounts other than the ETF. Information regarding these other accounts, as of September 30, 2011, is set forth below:

Other Accounts Managed
Portfolio Manager	Number and type of Account	Approximate Total Net Assets	Performance Based Accounts
Paul F. Fuchs	10 Pooled Investment Vehicles	$1.58 billion	None
	3 other accounts	$94 million	None

On page 47 of the SAI (as supplemented), the disclosure under “Ownership of ETFs” is hereby revised to add the following:

Ownership of the ETFs

As of September 30, 2011, Mr. Fuchs did not own shares of Columbia Intermediate Municipal Bond Strategy Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.